UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ◻

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 3, 2020, Sportsman’s Warehouse Holdings, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meetings”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2020. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: Election of Directors

The Company’s stockholders elected the two individuals below to serve as Class III directors until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Greg Hickey	32,184,232	558,906	155,273	3,515,694
Jon Barker	32,323,811	431,552	143,048	3,515,694

Proposal 2: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,027,967	237,855	148,283	0

Proposal 3: Approval, on an advisory basis, of the Company’s named executive officer compensation.

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,223,310	521,178	153,923	3,515,694

Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on the Company’s named executive officer compensation.

The Company’s stockholders approved, on an advisory basis, a 1 year frequency for future advisory votes on the Company’s named executive officer compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
30,941,192	1,016,343	770,791	170,085	3,515,694

After considering the results of the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Annual Meeting, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive compensation annually until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Robert K. Julian
Name:	Robert K. Julian
Title:	Secretary and Chief Financial Officer

Date: June 5, 2020